UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21488

Cohen & Steers Global Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Global Infrastructure Fund:
Class A	–10.80%
Class C	–11.07%
Class I	–10.64%
Class R	–10.87%
Class Z	–10.63%
FTSE Global Core Infrastructure 50/50 Net Tax Index[a]	–13.30%
S&P 500 Index[a]	–3.08%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Market Review

Amid global upheaval from COVID-19, the typically defensive behavior of global listed infrastructure broke down in the six months ended June 2020. Infrastructure stocks began the year on solid footing, with share prices buoyed by increasing signs of stabilization amid widespread central bank easing efforts. Investors were also encouraged by a positive manufacturing outlook and progress on U.S.–China trade talks. However, markets were turned upside-down in February as virus cases spread globally.

Economic shutdowns directly impacted many infrastructure subsectors, compounding concerns that without sufficient fiscal and monetary policy actions, the drop in economic activity could lead to a liquidity-driven credit crisis. Unemployment surged, while other data pointed to considerable economic damage worldwide.

Markets staged a sharp recovery beginning in March as central banks cut interest rates, introduced or expanded asset purchases and employed other policies to provide liquidity and support functioning credit markets. Additionally, governments globally introduced massive relief packages, many amounting to 10% or more of their annual economic output. The policy responses came faster and more forcefully than in 2008. However, positive returns in the second quarter were not enough to overcome the declines in the first quarter.

Fund Performance

The Fund had a negative total return in the period but outperformed its benchmark.

Amid broad market declines, the communications sector advanced strongly amid accelerating capital spending on wireless infrastructure. The sector benefited from an already healthy growth outlook that was bolstered by the likely persistence of remote work and education activity. The Fund’s overweight allocation and security selection in communications contributed to relative performance, including a beneficial out-of-benchmark allocation to data centers, which are seeing strong demand tied to increased data traffic.

Utilities, including water, electric and gas distribution companies, declined despite revenues being relatively insulated from the pandemic-related economic fallout. The portfolio’s security selection in electric utilities and gas distribution companies aided relative performance. Notable contributors included overweight or out-of-index positions in companies focused on renewable energy. An overweight allocation in water companies also contributed to performance, although this was partially offset by unfavorable security selection in the sector.

Most transportation sectors declined on the uncertain growth outlook. Travel restrictions and reduced trade particularly impacted airports, though toll roads, marine and railways were also affected. In some instances, transportation infrastructure companies were further hindered by emergency government policies to help relieve burdens on struggling consumers. For instance, certain airports had to contend with reduced or suspended landing and/or parking fees, while some toll road charges were likewise provisionally suspended. Security selection and an underweight allocation in toll roads contributed to the Fund’s relative performance, as did stock selection in marine ports and airports. The portfolio’s overweight and security selection in railways detracted, due in part to overweight positions in certain passenger rail companies in Japan and Europe.

Midstream energy declined materially as the abrupt halt to economic activity resulted in an unprecedented collapse in oil demand. The oil price decline that resulted was exacerbated by the

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

breakdown of the supply discipline of the Organization of the Petroleum Exporting Countries and its allies, which added to an already oversupplied market. Counterparty credit risk and the potential for contract renegotiations between midstream companies and their upstream counterparties weighed heavily on the sector until oil prices began to recover as economies reopened. Security selection in midstream energy detracted from the Fund’s relative performance, mainly stemming from the timing of allocations in a liquified natural gas exporter and a volumetrically sensitive gathering & processing company.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies modestly depreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2020.

Sincerely,

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2020

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–9.56%[a]	–6.82%[b]	—	—	—
1 Year (without sales charge)	–5.30%	–5.88%	–4.95%	–5.40%	–4.94%
5 Years (with sales charge)	3.83%[a]	4.11%	—	—	—
5 Years (without sales charge)	4.79%	4.11%	5.13%	4.63%	5.17%
10 Years (with sales charge)	8.00%[a]	7.80%	—	—	—
10 Years (without sales charge)	8.50%	7.80%	8.86%	—	—
Since Inception[c] (with sales charge)	7.00%[a]	6.66%	—	—	—
Since Inception[c] (without sales charge)	7.31%	6.66%	7.67%	4.11%	4.64%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios for each class of shares as disclosed in the May 1, 2020 prospectus were as follows: Class A—1.29% and 1.29%; Class C—1.94% and 1.94%; Class I—1.01% and 0.94%; Class R—1.44% and 1.44%; and Class Z—0.94% and 0.94%. Through June 30, 2022, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020—June 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period[a] January 1, 2020— June 30, 2020
Class A
Actual (–10.80% return)	$1,000.00	$892.00	$6.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.50	$6.42

Class C
Actual (–11.07% return)	$1,000.00	$889.30	$9.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.27	$9.67

Class I
Actual (–10.64% return)	$1,000.00	$893.60	$4.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.24	$4.67

Class R
Actual (–10.87% return)	$1,000.00	$891.30	$6.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.75	$7.17

Class Z
Actual (–10.63% return)	$1,000.00	$893.70	$4.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.24	$4.67

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.28%, 1.93%, 0.93%, 1.43% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

June 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

NextEra Energy, Inc.	$24,998,335	7.3
Transurban Group	19,623,249	5.7
American Tower Corp.	18,466,995	5.4
Alliant Energy Corp.	12,614,882	3.7
SBA Communications Corp.	12,205,783	3.6
American Water Works Co., Inc.	11,246,685	3.3
Union Pacific Corp.	10,861,226	3.2
Crown Castle International Corp.	10,254,706	3.0
Duke Energy Corp.	9,249,105	2.7
Xcel Energy, Inc.	9,032,312	2.6

[a]	Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of the individual securities held.

Country Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative investments.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares/Units	Value
COMMON STOCK	96.7%
AUSTRALIA	6.2%
AIRPORTS	0.5%
Sydney Airport		406,535	$1,604,426

TOLL ROADS	5.7%
Transurban Group		2,001,001	19,623,249

TOTAL AUSTRALIA			21,227,675

BELGIUM	0.7%
ELECTRIC
Elia Group SA/NV		21,743	2,365,442

BRAZIL	2.0%
ELECTRIC	0.9%
Neoenergia Sa		929,875	3,269,379

WATER	1.1%
Cia de Saneamento do Parana		644,208	3,732,737

TOTAL BRAZIL			7,002,116

CANADA	8.2%
ELECTRIC	1.6%
Hydro One Ltd., 144Aa		300,198	5,645,297

FREIGHT RAILS	2.1%
Canadian National Railway Co.		80,703	7,139,980

PIPELINES—C-CORP	4.5%
Enbridge, Inc.		247,137	7,514,596
Pembina Pipeline Corp.		157,814	3,945,350
TC Energy Corp.		93,103	3,977,588

TOTAL PIPELINES—C-CORP			15,437,534

TOTAL CANADA			28,222,811

CHINA	5.5%
GAS DISTRIBUTION	1.8%
Enn Energy Holdings Ltd., (H shares)		549,400	6,208,484

REAL ESTATE—DATA CENTERS	0.6%
GDS Holdings Ltd., ADR (USD)[b]		26,239	2,090,199

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
TOLL ROADS	1.3%
Zhejiang Expressway Co., Ltd., (H shares)		6,136,000	$4,357,594

WATER	1.8%
Guangdong Investment Ltd., (H shares)		3,669,128	6,328,836

TOTAL CHINA			18,985,113

DENMARK	1.0%
ELECTRIC
Orsted A/S, 144Aa		30,473	3,516,628

FRANCE	1.9%
TOLL ROADS
Vinci SA		69,987	6,489,419

HONG KONG	0.8%
ELECTRIC
Power Assets Holdings Ltd.		486,500	2,658,265

ITALY	2.5%
ELECTRIC	0.5%
Enel S.p.A.		211,790	1,831,653

GAS DISTRIBUTION	0.9%
Snam S.p.A.		616,717	3,006,587

TOLL ROADS	1.1%
Atlantia S.p.A.[b]		228,854	3,701,784

TOTAL ITALY			8,540,024

JAPAN	2.4%
GAS DISTRIBUTION	1.7%
Tokyo Gas Co., Ltd.		238,900	5,720,365

RAILWAYS	0.7%
West Japan Railway Co.		45,000	2,524,003

TOTAL JAPAN			8,244,368

MEXICO	1.3%
AIRPORTS	0.9%
Grupo Aeroportuario del Centro Norte SAB de CVb		669,593	3,112,211

PIPELINES—C-CORP	0.4%
Infraestructura Energetica Nova SAB de CV		487,966	1,403,530

TOTAL MEXICO			4,515,741

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
NETHERLANDS	1.1%
MARINE PORTS
Koninklijke Vopak NV		74,355	$3,932,960

NEW ZEALAND	0.9%
AIRPORTS
Auckland International Airport Ltd.		724,679	3,081,885

SPAIN	4.0%
AIRPORTS	2.3%
Aena SME SA, 144Aa,b		59,057	7,898,378

COMMUNICATIONS—TOWERS	1.7%
Cellnex Telecom SA, 144Aa		95,295	5,820,403

TOTAL SPAIN			13,718,781

THAILAND	2.5%
AIRPORTS
Airports of Thailand PCL		4,431,700	8,724,520

UNITED KINGDOM	1.5%
WATER
Pennon Group PLC		364,454	5,046,851

UNITED STATES	54.2%
COMMUNICATIONS—TOWERS	11.9%
American Tower Corp.		71,428	18,466,995
Crown Castle International Corp.		61,277	10,254,706
SBA Communications Corp.		40,970	12,205,783

			40,927,484

ELECTRIC	28.8%
Alliant Energy Corp.		263,689	12,614,882
CenterPoint Energy, Inc.		157,551	2,941,477
CMS Energy Corp.		120,731	7,053,105
Duke Energy Corp.		115,773	9,249,105
Edison International		88,590	4,811,323
Evergy, Inc.		111,610	6,617,357
NextEra Energy, Inc.		104,086	24,998,335
NorthWestern Corp.[c]		111,858	6,098,498
Pinnacle West Capital Corp.		64,550	4,730,869
PNM Resources, Inc.		106,393	4,089,747

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares/Units	Value
Public Service Enterprise Group, Inc.		140,398	$6,901,966
Xcel Energy, Inc.		144,517	9,032,312

			99,138,976

FREIGHT RAILS	3.1%
Union Pacific Corp.		64,241	10,861,226

PIPELINES—C-CORP	3.6%
Kinder Morgan, Inc.		501,865	7,613,292
ONEOK, Inc.		69,364	2,304,272
Williams Cos., Inc.		120,806	2,297,730

TOTAL PIPELINES—C-CORP			12,215,294

RAILWAYS	2.5%
Norfolk Southern Corp.		48,195	8,461,596

REAL ESTATE—DATA CENTERS	1.0%
CyrusOne, Inc.		47,343	3,444,203

WATER	3.3%
American Water Works Co., Inc.		87,414	11,246,685

TOTAL UNITED STATES			186,295,464

TOTAL COMMON STOCK (Identified cost—$286,238,994)			332,568,063

SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11%[d]		8,600,328	8,600,328

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,600,328)			8,600,328

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$294,839,322)	99.2%		341,168,391
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8		2,687,019
WRITTEN OPTION CONTRACTS	(0.0)		(37,820)

NET ASSETS	100.0%		$343,817,590

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Received	Value
Call—GDS Holdings Ltd.	$80.00	7/17/20	(122)	$(971,852)	$(17,452)	$(37,820)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $22,880,706 which represents 6.7% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.
[c]	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $1,041,332 in aggregate has been pledged as collateral.
[d]	Rate quoted represents the annualized seven-day yield.
[e]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

Sector Summary	% of Net Assets
Electric	34.3
Communications	13.6
Toll Roads	10.0
Pipelines—C-Corp	8.5
Water	7.7
Airports	7.1
Freight Rails	5.2
Gas Distribution	4.4
Other	3.3
Railways	3.2
Real Estate	1.6
Marine Ports	1.1

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$294,839,322)	$341,168,391
Foreign currency, at value (Identified cost—$2,206,839)	2,190,740
Receivable for:
Fund shares sold	2,083,272
Dividends	819,514
Other assets	2,209

Total Assets	346,264,126

LIABILITIES:
Written option contracts, at value (Premiums received—$17,452)	37,820
Payable for:
Fund shares redeemed	1,134,891
Dividends declared	845,748
Investment advisory fees	201,040
Shareholder servicing fees	46,763
Foreign capital gains tax	46,566
Administration fees	11,535
Distribution fees	971
Directors’ fees	48
Other liabilities	121,154

Total Liabilities	2,446,536

NET ASSETS	$343,817,590

NET ASSETS consist of:
Paid-in capital	$314,407,133
Total distributable earnings/(accumulated loss)	29,410,457

$343,817,590

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2020 (Unaudited)

CLASS A SHARES:
NET ASSETS	$42,159,019
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,206,795

Net asset value and redemption price per share	$19.10

Maximum offering price per share ($19.10 ÷ 0.955)[a]	$20.00

CLASS C SHARES:
NET ASSETS	$9,862,483
Shares issued and outstanding ($0.001 par value common stock outstanding)	516,671

Net asset value and offering price per share[b]	$19.09

CLASS I SHARES:
NET ASSETS	$285,399,558
Shares issued and outstanding ($0.001 par value common stock outstanding)	14,892,935

Net asset value, offering and redemption price per share	$19.16

CLASS R SHARES:
NET ASSETS	$12,861
Shares issued and outstanding ($0.001 par value common stock outstanding)	669

Net asset value, offering and redemption price per share	$19.22

CLASS Z SHARES:
NET ASSETS	$6,383,669
Shares issued and outstanding ($0.001 par value common stock outstanding)	333,044

Net asset value, offering and redemption price per share	$19.17

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income (net of $170,738 of foreign withholding tax)	$4,539,663

Expenses:
Investment advisory fees	1,307,858
Shareholder servicing fees—Class A	22,955
Shareholder servicing fees—Class C	14,546
Shareholder servicing fees—Class I	100,976
Administration fees	103,063
Distribution fees—Class A	57,386
Distribution fees—Class C	43,638
Distribution fees—Class R	32
Professional fees	50,182
Registration and filing fees	49,751
Transfer agent fees and expenses	36,629
Custodian fees and expenses	24,217
Shareholder reporting expenses	20,093
Directors’ fees and expenses	8,895
Miscellaneous	13,937

Total Expenses	1,854,158
Reduction of Expenses (See Note 2)	(100,976)

Net Expenses	1,753,182

Net Investment Income (Loss)	2,786,481

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $10,081 of foreign capital gains tax)	(13,774,255)
Written option contracts	26,531
Foreign currency transactions	(48,094)

Net realized gain (loss)	(13,795,818)

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in accrued foreign capital gains tax of $315,120)	(36,308,005)
Written option contracts	(23,991)
Foreign currency translations	(17,600)

Net change in unrealized appreciation (depreciation)	(36,349,596)

Net Realized and Unrealized Gain (Loss)	(50,145,414)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(47,358,933)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,786,481	$5,081,626
Net realized gain (loss)	(13,795,818)	8,609,162
Net change in unrealized appreciation (depreciation)	(36,349,596)	54,942,736

Net increase (decrease) in net assets resulting from operations	(47,358,933)	68,633,524

Distributions to Shareholders:
Class A	(388,866)	(611,431)
Class C	(51,971)	(119,462)
Class I	(3,155,643)	(5,444,834)
Class R	(110)	(125)
Class Z	(70,517)	(215)
Total distributions	(3,667,107)	(6,176,067)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	17,517,983	43,759,217

Total increase (decrease) in net assets	(33,508,057)	106,216,674
Net Assets:
Beginning of period	377,325,647	271,108,973

End of period	$343,817,590	$377,325,647

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.61	$17.67	$19.14	$17.04	$16.09	$18.59

Income (loss) from investment operations:

Net investment income (loss)[a]	0.13	0.27	0.23	0.29	0.29	0.28
Net realized and unrealized gain (loss)	(2.46)	4.00	(1.06)	2.91	1.01	(1.78)

Total from investment operations	(2.33)	4.27	(0.83)	3.20	1.30	(1.50)

Less dividends and distributions to shareholders from:

Net investment income	(0.18)	(0.25)	(0.26)	(0.28)	(0.27)	(0.29)
Net realized gain	—	(0.08)	(0.35)	(0.82)	—	(0.71)
Tax return of capital	—	—	(0.03)	—	(0.08)	—

Total dividends and distributions to shareholders	(0.18)	(0.33)	(0.64)	(1.10)	(0.35)	(1.00)

Net increase (decrease) in net asset value	(2.51)	3.94	(1.47)	2.10	0.95	(2.50)

Net asset value, end of period	$19.10	$21.61	$17.67	$19.14	$17.04	$16.09

Total return[b,c]	–10.80%[d]	24.26%	–4.40%	18.90%	8.02%	–8.10%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$42.2	$49.1	$29.0	$35.0	$31.4	$38.1

Ratios to average daily net assets:

Expenses	1.28%[e]	1.29%	1.32%	1.32%	1.35%	1.33%

Net investment income (loss)	1.32%[e]	1.33%	1.23%	1.54%	1.70%	1.50%

Portfolio turnover rate	60%[d]	65%	56%	79%	89%	86%

[a]	Calculation based on average shares outstanding.
[b]	Does not reflect sales charges, which would reduce return.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.58	$17.63	$19.10	$16.99	$16.05	$18.54

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.13	0.11	0.17	0.18	0.15
Net realized and unrealized gain (loss)	(2.45)	4.00	(1.06)	2.91	1.00	(1.76)

Total from investment operations	(2.39)	4.13	(0.95)	3.08	1.18	(1.61)

Less dividends and distributions to shareholders from:

Net investment income	(0.10)	(0.10)	(0.14)	(0.15)	(0.16)	(0.17)
Net realized gain	—	(0.08)	(0.35)	(0.82)	—	(0.71)
Tax return of capital	—	—	(0.03)	—	(0.08)	—

Total dividends and distributions to shareholders	(0.10)	(0.18)	(0.52)	(0.97)	(0.24)	(0.88)

Net increase (decrease) in net asset value	(2.49)	3.95	(1.47)	2.11	0.94	(2.49)

Net asset value, end of period	$19.09	$21.58	$17.63	$19.10	$16.99	$16.05

Total return[b,c]	–11.07%[d]	23.46%	–5.05%	18.19%	7.30%	–8.70%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$9.9	$13.5	$16.7	$21.4	$21.1	$22.4

Ratios to average daily net assets:

Expenses	1.93%[e]	1.94%	1.97%	1.97%	2.00%	1.98%

Net investment income (loss)	0.60%[e]	0.62%	0.58%	0.91%	1.04%	0.85%

Portfolio turnover rate	60%[d]	65%	56%	79%	89%	86%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.68	$17.72	$19.20	$17.09	$16.14	$18.64

Income (loss) from investment operations:

Net investment income (loss)[a]	0.17	0.34	0.30	0.35	0.34	0.33
Net realized and unrealized gain (loss)	(2.48)	4.02	(1.07)	2.93	1.01	(1.78)

Total from investment operations	(2.31)	4.36	(0.77)	3.28	1.35	(1.45)

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.32)	(0.33)	(0.35)	(0.32)	(0.34)
Net realized gain	—	(0.08)	(0.35)	(0.82)	—	(0.71)
Tax return of capital	—	—	(0.03)	—	(0.08)	—

Total dividends and distributions to shareholders	(0.21)	(0.40)	(0.71)	(1.17)	(0.40)	(1.05)

Net increase (decrease) in net asset value	(2.52)	3.96	(1.48)	2.11	0.95	(2.50)

Net asset value, end of period	$19.16	$21.68	$17.72	$19.20	$17.09	$16.14

Total return[b]	–10.64%[c]	24.71%	–4.10%	19.30%	8.32%	–7.79%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$285.4	$314.7	$225.4	$218.5	$157.8	$155.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.00%[d]	1.01%	1.04%	1.04%	1.08%	1.04%

Expenses (net of expense reduction)	0.93%[d]	0.94%	0.97%	0.97%	1.07%	1.04%

Net investment income (loss) (before expense reduction)	1.61%[d]	1.59%	1.54%	1.78%	1.97%	1.80%

Net investment income (loss) (net of expense reduction)	1.68%[d]	1.66%	1.61%	1.85%	1.98%	1.80%

Portfolio turnover rate	60%[c]	65%	56%	79%	89%	86%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.75	$17.71	$19.18	$17.09	$16.14	$18.64

Income (loss) from investment operations:

Net investment income (loss)[a]	0.12	0.19	0.20	0.25	0.26	0.25
Net realized and unrealized gain (loss)	(2.48)	4.06	(1.06)	2.93	1.02	(1.78)

Total from investment operations	(2.36)	4.25	(0.86)	3.18	1.28	(1.53)

Less dividends and distributions to shareholders from:

Net investment income	(0.17)	(0.13)	(0.23)	(0.27)	(0.25)	(0.26)
Net realized gain	—	(0.08)	(0.35)	(0.82)	—	(0.71)
Tax return of capital	—	—	(0.03)	—	(0.08)	—

Total dividends and distributions to shareholders	(0.17)	(0.21)	(0.61)	(1.09)	(0.33)	(0.97)

Net increase (decrease) in net asset value	(2.53)	4.04	(1.47)	2.09	0.95	(2.50)

Net asset value, end of period	$19.22	$21.75	$17.71	$19.18	$17.09	$16.14

Total return[b]	–10.87%[c]	24.05%	–4.56%	18.70%	7.89%	–8.22%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$12.9	$13.2	$62.0	$85.4	$19.1	$8.8

Ratios to average daily net assets:

Expenses	1.43%[d]	1.44%	1.47%	1.47%	1.49%	1.48%

Net investment income (loss)	1.22%[d]	0.95%	1.06%	1.33%	1.49%	1.34%

Portfolio turnover rate	60%[c]	65%	56%	79%	89%	86%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.69	$17.73	$19.20	$17.09	$16.13	$18.64

Income (loss) from investment operations:

Net investment income (loss)[a]	0.19	0.30	0.26	0.36	0.36	0.38
Net realized and unrealized gain (loss)	(2.50)	4.06	(1.02)	2.92	1.01	(1.83)

Total from investment operations	(2.31)	4.36	(0.76)	3.28	1.37	(1.45)

Less dividends and distributions to shareholders from:

Net investment income	(0.21)	(0.32)	(0.33)	(0.35)	(0.33)	(0.35)
Net realized gain	—	(0.08)	(0.35)	(0.82)	—	(0.71)
Tax return of capital	—	—	(0.03)	—	(0.08)	—

Total dividends and distributions to shareholders	(0.21)	(0.40)	(0.71)	(1.17)	(0.41)	(1.06)

Net increase (decrease) in net asset value	(2.52)	3.96	(1.47)	2.11	0.96	(2.51)

Net asset value, end of period	$19.17	$21.69	$17.73	$19.20	$17.09	$16.13

Total return[b]	–10.63%[c]	24.69%	–4.04%	19.30%	8.45%	–7.79%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$6,383.7	$11.8	$26.1	$118.1	$16.0	$22.8

Ratios to average daily net assets:

Expenses	0.93%[d]	0.93%	0.97%	0.97%	1.00%	0.98%

Net investment income (loss)	1.94%[d]	1.49%	1.38%	1.89%	2.10%	2.06%

Portfolio turnover rate	60%[c]	65%	56%	79%	89%	86%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$21,227,675	$—	$21,227,675	$—
Belgium	2,365,442	—	2,365,442	—
China	18,985,113	2,090,199	16,894,914	—
France	6,489,419	—	6,489,419	—
Hong Kong	2,658,265	—	2,658,265	—
Italy	8,540,024	—	8,540,024	—
Japan	8,244,368	—	8,244,368	—
New Zealand	3,081,885	—	3,081,885	—
Spain	13,718,781	—	13,718,781	—
Thailand	8,724,520	—	8,724,520	—
United Kingdom	5,046,851	—	5,046,851	—
Other Countries	233,485,720	233,485,720	—	—
Short-Term Investments	8,600,328	—	8,600,328	—

Total Investments in Securities[a]	$341,168,391	$235,575,919	$105,592,472	$—

Written Option Contracts	$(37,820)	$(37,820)	$—	$—

Total Derivatives Liabilities[a]	$(37,820)	$(37,820)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the six months ended June 30, 2020 and through June 30, 2022, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2020, fees waived and/or expenses reimbursed totaled $100,976.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $69,752 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2020, the Fund has been advised that the distributor received $4,934, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $2,424 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,384 for the six months ended June 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $225,585,438 and $207,879,560, respectively.

Note 4. Derivative Instruments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts —Exchange-Traded[a]	—	$—	Written option contracts	$37,820

[a]	Not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$26,531	$(23,991)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2020:

Written Option Contracts
Average Notional Amount[a,b]	$1,720,211

[a]	Average notional amounts represent the average for all months in which the Fund had written option contracts outstanding at month end. For the period, this represents two months.
[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$294,839,322

Gross unrealized appreciation on investments	$60,945,924
Gross unrealized depreciation on investments	(14,637,223)

Net unrealized appreciation (depreciation) on investments	$46,308,701

The Fund incurred short-term capital losses of $537,171 and ordinary losses of $9,657 after October 31, 2019 that it has elected to defer to the following year.

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. As described in a supplement dated August 13, 2020 to the Fund’s prospectus and statement of additional information, effective September 15, 2020, with the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A:
Sold	540,272	$11,170,008	1,066,570	$22,102,320
Issued as reinvestment of dividends and distributions	12,949	247,320	22,209	458,578
Redeemed	(616,770)	(12,296,627)	(456,854)	(9,240,716)

Net increase (decrease)	(63,549)	$(879,299)	631,925	$13,320,182

Class C:
Sold	49,138	$1,008,384	51,157	$1,033,568
Issued as reinvestment of dividends and distributions	2,114	40,365	4,544	93,556
Redeemed	(161,440)	(3,070,489)	(374,410)	(7,507,107)

Net increase (decrease)	(110,188)	$(2,021,740)	(318,709)	$(6,379,983)

Class I:
Sold	5,688,350	$111,234,677	5,850,637	$118,464,472
Issued as reinvestment of dividends and distributions	128,745	2,466,754	184,983	3,830,360
Redeemed	(5,440,627)	(100,515,804)	(4,237,022)	(85,400,912)

Net increase (decrease)	376,468	$13,185,627	1,798,598	$36,893,920

Class R:
Sold	61	$1,276	64	$1,325
Issued as reinvestment of dividends and distributions	1	18	1	11
Redeemed	—	—	(2,960)	(57,444)

Net increase (decrease)	62	$1,294	(2,895)	$(56,108)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class Z:
Sold	350,430	$7,585,391	103	$1,923
Issued as reinvestment of dividends and distributions	3,490	66,900	—	—
Redeemed	(21,418)	(420,190)	(1,033)	(20,717)

Net increase (decrease)	332,502	$7,232,101	(930)	$(18,794)

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and down grades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreements in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreements were unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five-, and ten-year periods ended March 31, 2020, ranking the Fund in the third, second and second quintiles, respectively, and ranking one out of four peers for the ten-year period ended March 31, 2020. The Board of Directors noted that the Fund outperformed its linked benchmark for the one-, three- and ten-year periods ended March 31, 2020, and performed in-line with its linked benchmark for the five-year period ended March 31, 2020. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other infrastructure funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were lower than the Peer Group median, ranking in the second and first quintiles, respectively. The Board of Directors also considered that the Investment Advisor is waiving the Fund’s Class I shareholder service fee up to 0.10%. The Board of Directors noted that the Fund has a breakpoint of 0.10% on assets over $1.5 billion; however the reduced fee is not currently applicable due to the size of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently reimbursing the Fund’s Class I shareholder service fee. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a breakpoint of 0.10% once the Fund’s assets reach $1.5 billion. The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Agreements to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program), effective June 1, 2019. The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end fund investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 9, 2020 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from June 1, 2019 through March 31, 2020 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule and is not required to set a HLIM.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Robert S. Becker

Vice President

Benjamin Morton

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSUAX
Class C—CSUCX
Class F—CSUFX*
Class I—CSUIX
Class R—CSURX
Class Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Global

Infrastructure

Fund

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSUAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date:	September 3, 2020